Exhibit 10.16

IAE Building 400 Main Street East Hartford, CT 06108 USA

10 November 2003

JetBlue Airways Corporation

19 Old Kings Highway South, Suite 23

Darien, Connecticut 06820

Attention: Vice President and Treasurer

Subject:	Side Letter No. 15 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999

Dear Tom:

IAE is pleased to submit to JetBlue this Side Letter No. 15 to the Agreement in support of JetBlue’s ***:

1.                                       A *** 2004 delivery aircraft shall now be scheduled for delivery in *** 2004.

The parties agree to reflect this change in the JetBlue Aircraft delivery schedule.

Except as expressly amended by this Side Letter No. 15 all provisions of the Agreement remain in full force and effect.

Very truly yours,	Agreed to and Accepted on behalf of:
IAE International Aero Engines AG	JetBlue Airways Corporation

Name	Name

Title	Title

Date	Date

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.